UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2023

AMERICAN REBEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41267	47-3892903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

909 18th Avenue South, Suite A Nashville, Tennessee	37212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 267-3235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AREB	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	AREBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Revenue Interest Purchase Agreement

On December 19, 2023, the Registrant entered into a Revenue Interest Purchase Agreement (the “Revenue Interest Purchase Agreement”) with Kingdom Building Inc. (“KBI”), pursuant to which KBI purchased a revenue interest from the Registrant for $500,000, less $5,000 in transaction expenses.

As consideration for such payment, commencing on April 1, 2024 and continuing thereafter until all amounts are repurchased by the Registrant pursuant to the terms of the Revenue Interest Purchase Agreement, KBI has a right to receive $75,000 per month from the Registrant received from its operating subsidiaries (the “Revenue Interest”).

Under the Revenue Interest Purchase Agreement, the Registrant has an option (the “Call Option”) to repurchase the Revenue Interest at any time upon two days advance written notice. Additionally, KBI has an option (the “Put Option”) to terminate the Revenue Interest Purchase Agreement and to require the Registrant to repurchase future Revenue Interest upon the Registrant consummating a public offering pursuant to Regulation A. The repurchase price to be paid by the Registrant will be, if the Call Option or the Put Option is exercised (i) $625,000 if repurchased on or before March 31, 2024; and (ii) $687,500 after April 1, 2024; in each case of (i) or (ii), minus all Revenue Interest or other payments made by the Registrant to KBI prior to such date.

In addition, the Revenue Interest Purchase Agreement contains various representations and warranties, covenants and other obligations and other provisions that are customary for a transaction of this nature.

The foregoing description of the material terms of the Revenue Interest Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Revenue Interest Purchase Agreement, a copy of which is filed as Exhibit 10.1 herewith and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 under the heading “Revenue Interest Purchase Agreement” is incorporated by reference under this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Revenue Interest Purchase Agreement dated December 19, 2023
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REBEL HOLDINGS, INC.

Date: December 22, 2023	By:	/s/ Charles A. Ross, Jr.
Charles A. Ross, Jr. Chief Executive Officer

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